UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2021 (March 1, 2021)

FINTECH EVOLUTION ACQUISITION GROUP

(Exact name of registrant as specified in its charter)

Cayman Islands	333-252969	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 11th Floor

New York, NY 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 739-6741

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Ordinary Share and one-third of one redeemable warrant	FTEV.U	The New York Stock Exchange

Class A Ordinary Shares, par value $0.0001	FTEV	The New York Stock Exchange

Redeemable Warrants, each whole warrant exercisable for one share of one Class A Ordinary Share for $11.50 per share	FTEV WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 4, 2021, FinTech Evolution Group. (the “Company”) consummated its initial public offering (“IPO”) of 24,000,000 units (the “Units”).Each Unit consists of one Class A Ordinary Share of the Company, par value $0.0001 per share (the “Class A Ordinary Share”), and one-third of one warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $240,000,000. Pursuant to the underwriting agreement, dated March 1, 2021, the Company granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 3,600,000 additional Units solely to cover over- allotments, if any (the “Over-Allotment Option”).

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File Nos. 333-252969 and 333- 253765) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 10, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated March 1, 2021, by and between the Company and UBS Securities LLC, as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated March 1, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.4 hereto and incorporated herein by reference.

●	A Letter Agreement, dated March 1, 2021, by and among the Company, its officers, its directors and the Company’s sponsor, Fintech Evolution Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated March 1, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated March 1, 2021, by and among the Company, the Sponsor and the holders party thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated March 1, 2021, (the “Placement Warrants Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement by and between the Company and the Sponsor, the Company completed the private sale of an aggregate of 4,533,334 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $6,800,000. The Private Placement Warrants (and the underlying securities) are identical to the Warrants sold as part of the warrants included in the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On March 1, 2021, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands General Registry, effective the same day. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $240,000,000 comprised of $235,200,000 of the proceeds from the IPO (which amount includes $8,400,000 of the underwriter’s deferred discount) and $4,800,000 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account, maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated certificate of incorporation to (A) modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity, and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On March 1, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 1, 2021, by and between the Company and UBS Securities LLC
3.1	Amended and Restated Memorandum and Articles of Association.
4.4	Warrant Agreement, dated March 1, 2021, by and between Continental Stock Transfer & Trust Company and the Registrant.
10.1	Letter Agreement, dated March 1, 2021, among the Registrant, its officers and directors and Fintech Evolution Sponsor LLC.
10.2	Investment Management Trust Agreement, dated March 1, 2021, between Continental Stock Transfer & Trust Company and the Registrant.
10.3	Registration Rights Agreement, dated March 1, 2021, between the Registrant and certain security holders.
10.4	Private Placement Warrants Purchase Agreement, dated March 1, 2021, between the Registrant and Fintech Evolution Sponsor LLC.
99.1	Press Release, dated March 1, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINTECH EVOLUTION ACQUISITION GROUP

	By:	/s/ Rohit Bhagat
		Name:	Rohit Bhagat
		Title:	Chief Executive Officer

Dated: March 5, 2021

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